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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    APRIL 15, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



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
                 DELAWARE                                      1-12387                           76-0515284
(State or Other Jurisdiction of Incorporation)        (Commission File Number)       (IRS Employer Identification No.)
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         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS               60045
           (Address of Principal Executive Offices)               (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On April 15, 2003, the Company issued a press release announcing the resignation of David G. Gabriel as senior vice president and general manager of the Company's North American Aftermarket business unit. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.           Description

99.1                  Press release dated April 15, 2003


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TENNECO AUTOMOTIVE INC.


Date:  April 15, 2003          By: /s/ MARK A. McCOLLUM
                                   -----------------------------------------
                                               Mark A. McCollum
                               Senior Vice President and Chief Financial Officer



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EXHIBIT INDEX

     Exhibit       Description
     Number

     99.1 Press Release dated April 15, 2003, announcing the resignation of David G. Gabriel as senior vice president and general manager of the Company's North American Aftermarket business unit.